                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (date of earliest event reported):
                                NOVEMBER 15, 2005

                          LEHMAN BROTHERS HOLDINGS INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

           1-9466                                      13-3216325
  (Commission File Number)                   (IRS Employer Identification No.)

    745 SEVENTH AVENUE
    NEW YORK, NEW YORK                                    10019
  (Address of principal                                 (Zip Code)
    executive offices)

               Registrant's telephone number, including area code:
                                 (212) 526-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Item 9.01  Financial Statements and Exhibits

           (c) Exhibits

         The following Exhibits are incorporated by reference into Registration
Statement on Form S-3 No. 333-121067 as exhibits thereto and are filed as part of this Report.

4.01     Global Security representing the Registrant's Contingently Principal
         Protected Notes Due November 15, 2008, Linked to a Basket of Four Stock
         Indices (filed herewith)

4.02     Calculation Agency Agreement between the Registrant and Lehman Brothers
         Inc., as calculation agent, relating to the Registrant's Contingently
         Principal Protected Notes Due November 15, 2008, Linked to a Basket of
         Four Stock Indices (filed herewith)

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LEHMAN BROTHERS HOLDINGS INC.
                                               (Registrant)

                                     By:  /s/ James J. Killerlane III
                                          ------------------------------------
                                          James J. Killerlane III
                                          Vice President

Date: November 15, 2005

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                                  EXHIBIT INDEX

Exhibit No.       Exhibit
-----------       -------

4.01              Global Security representing the Registrant's Contingently
                  Principal Protected Notes Due November 15, 2008, Linked to a
                  Basket of Four Stock Indices

4.02              Calculation Agency Agreement between the Registrant and Lehman
                  Brothers Inc., as calculation agent, relating to the
                  Registrant's Contingently Principal Protected Notes Due
                  November 15, 2008, Linked to a Basket of Four Stock Indices

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